COLONIAL INTERMEDIATE HIGH INCOME FUND
                  One Financial Center, Boston, Massachusetts 02111
                                   (617) 426-3750

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              TO BE HELD APRIL 28, 1999


Dear Shareholder:

The Annual Meeting of Shareholders (Meeting) of Colonial Intermediate High Income Fund (Fund) will be held at the offices of Colonial Management Associates, Inc. (Advisor), One Financial Center, Boston, Massachusetts, on Wednesday, April 28, 1999, at 10:00 a.m. Eastern time, to:

1.        Elect seven Trustees;

2.        Ratify the selection of independent accountants; and

3. Transact such other business as may properly come before the Meeting or any adjournment thereof.

By order of the Board of Trustees,


Nancy L. Conlin, Secretary

March 18, 1999

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF A QUORUM IS NOT PRESENT AT THE MEETING, ADDITIONAL EXPENSES WILL BE INCURRED TO SOLICIT ADDITIONAL PROXIES. TO AVOID THESE COSTS TO YOUR FUND, PLEASE VOTE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE IMMEDIATELY.

IH-85/812G-0399

                          ANNUAL MEETING OF SHAREHOLDERS

                                   PROXY STATEMENT

                                 General Information
                                                                 March 18, 1999


         The enclosed proxy, which was first mailed on March 18, 1999, is solicited by the Trustees for use at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. The proxy may be revoked prior to its exercise by a later dated proxy, by written revocation received by the Secretary or by voting in person. Solicitation may be made by mail, telephone, telegraph, telecopy and personal interviews. Authorization to execute proxies may be obtained by
telephonically or electronically transmitted instructions.   The Fund will bear
the cost of solicitation, which includes the printing and mailing of proxy materials and the tabulation of votes. By voting as soon as you receive your proxy materials, you will help to reduce the cost of any additional mailings.

         Holders of a majority of the shares outstanding and entitled to vote constitute a quorum and must be present in person or represented by proxy for business to be transacted at the Meeting. On February 1, 1999, the Fund had outstanding 20,125,968.018 shares of beneficial interest. Shareholders of record at the close of business on February 1, 1999 will have one vote for each share held. As of February 1, 1999, The Depository Trust Company (Cede & Company), 7 Hanover Square, New York, New York 10004, owned of record 18,111,542 shares representing 89.99% of the Fund's outstanding shares.

         Votes cast by proxy or in person will be counted by persons appointed by the Fund to act as election tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Where a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum. With respect to the election of Trustees and ratification of independent accountants, withheld authority, abstentions and broker non-votes have no effect on the outcome of the voting.

         Further information concerning the Fund is contained in its most recent Annual Report to shareholders, which is obtainable free of charge by writing the Advisor at One Financial Center, Boston, Massachusetts 02111 or by calling 1-800-426-3750.

 1.     TO ELECT SEVEN TRUSTEES.

         Mss.  Collins  and  Verville  and  Messrs.  Bleasdale,   Carberry,
Macera, Neuhauser and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund, Ms. Verville, and Messrs. Macera and Stitzel will each serve one year, and Ms. Collins and Messrs. Bleasdale, Carberry and Neuhauser will each serve three years, or until a successor is elected. The Board of Trustees currently consists of Mss. Collins and Verville and Messrs. Birnbaum, Bleasdale, Carberry, Grinnell,
Lowry, Macera, Mayer, Moody, Neuhauser, Stitzel and Sullivan. Effective at the end of 1999, Mr. Birnbaum will retire as a trustee of the Fund.

        The Board of Trustees is divided into the following three classes, each with a three year term expiring in the year indicated (assuming the persons  listed above are elected at the Meeting):

                  2000                2001                  2002
                  ----                ----                  ----

           Mr. Grinnell        Mr. Birnbaum        Mr. Bleasdale
           Mr. Macera          Mr. Lowry           Mr. Carberry
           Mr. Moody           Mr. Mayer           Ms. Collins
           Mr. Stitzel         Mr. Sullivan        Mr. Neuhauser
           Ms. Verville

The following table sets forth certain information about the Board of Trustees of the Fund:
                                                                    Shares and
                                                                    Percent of
                                                                    Fund
                                                                    Beneficially
                                                                    Owned at
Name                  Trustee   Principal Occupation (1) and        February 1,
(Age)                 since     Directorships                       1999 (2)
-----                 -------   -----------------------------       -----------

Robert J. Birnbaum    1995      Consultant  (formerly Special Counsel,
(71)                            Dechert    Price    &    Rhoads--law).
                                Director or Trustee:  Colonial  Funds,      -0-
                                LAMCO   Trust  I,   Liberty   All-Star
                                Equity Fund,  Liberty  All-Star Growth
                                Fund,   Inc.,  The  Emerging   Germany
                                Fund.

                                                                    Shares and
                                                                    Percent of
                                                                    Fund
                                                                    Beneficially
Name                Trustee     Principal Occupation (1) and        Owned at
(Age)               since       Directorships                       February 1,
                                                                    1999 (2)
--------            -------     -----------------------------       -----------

Tom Bleasdale         1988      Retired  (formerly   Chairman  of  the
(68)                            Board  and  Chief  Executive  Officer,
                                Shore        Bank       &        Trust      -0-
                                Company--banking).     Director     or
                                Trustee:    Colonial   Funds,   Empire
                                Company Limited.

John V. Carberry *    1998      Senior  Vice   President   of  Liberty
(51)                            Financial  Companies,  Inc.  (formerly
                                managing       Director,       Salomon      -0-
                                Brothers--investment         banking).
                                Director or Trustee:  Colonial  Funds,
                                LAMCO Trust I.

Lora S. Collins       1992      Attorney   (formerly   Attorney   with
(63)                            Kramer,      Levin,     Naftalis     &      -0-
                                Frankel--law).    Trustee:    Colonial
                                Funds.

James E. Grinnell     1995      Private    Investor.    Director    or
(69)                            Trustee:  Colonial Funds,  LAMCO Trust      -0-
                                I,  Liberty   All-Star   Equity  Fund,
                                Liberty All-Star Growth Fund, Inc.

Richard W. Lowry      1995      Private   Investor   (formerly  Senior
(62)                            Vice     President-Operations,     The
                                Rockport    Company).    Director   or      -0-
                                Trustee:  Colonial Funds,  LAMCO Trust
                                I,  Liberty   All-Star   Equity  Fund,
                                Liberty All-Star Growth Fund, Inc.

Salvatore Macera      1998      Private Investor  (formerly  Executive
(67)                            Vice   President  of  Itek  Corp.  and
                                President    of   Itek    Optical    &      -0-
                                Electronics                Industries,
                                Inc.-electronics).     Director     or
                                Trustee:  Colonial  Funds,  Stein  Roe
                                Variable Investment Trust.

                                                                   Shares and
                                                                   Percent of
                                                                   Fund
                                                                   Beneficially
Name                  Trustee   Principal Occupation (1) and       Owned at
(Age)                 since     Directorships                      February 1,
                                                                   1999 (2)
--------              --------  -----------------------------      ------------

William E. Mayer *    1994      Partner,  Development  Capital,  LLC -
(58)                            investments  (formerly  Dean,  College
                                of    Business     and     Management,
                                University     of     Maryland--higher
                                education;    Dean,   Simon   Graduate
                                School  of  Business,   University  of      -0-
                                Rochester--higher education;  Chairman
                                and Chief Executive Officer,  CS First
                                Boston  Merchant  Bank;  and President
                                and  Chief  Executive   Officer,   The
                                First  Boston  Corporation).  Director
                                or  Trustee:   Colonial  Funds,  LAMCO
                                Trust  I,  Liberty   All-Star   Equity
                                Fund,  Liberty  All-Star  Growth Fund,
                                Inc.,  Hambrecht & Quist Incorporated,
                                Chart   House    Enterprises,    Johns
                                Manville.

James L. Moody, Jr.   1988      Retired  (formerly   Chairman  of  the
(67)                            Board,  Chief  Executive  Officer  and
                                Director,  Hannaford  Bros.  Co.--food
                                distributor).   Director  or  Trustee:      -0-
                                Colonial  Funds,  Penobscot  Shoe Co.,
                                UNUM Corporation,  IDEXX Laboratories,
                                Inc.,  Staples,  Inc.,  Empire Company
                                Limited.

John J. Neuhauser     1992      Dean,  School  of  Management,  Boston
(56)                            College--higher  education.   Director
                                or Trustee:  Colonial  Funds,  Liberty      -0-
                                All-Star  Equity Fund,  LAMCO Trust I,
                                Liberty  All-Star  Growth Fund,  Inc.,
                                Hyde Athletic Industries, Inc.

Thomas E. Stitzel     1998      Professor   of  Finance,   College  of
(63)                            Business,  Boise  State  University  -
                                higher education;  Business Consultant      -0-
                                and   Author.   Director  or  Trustee:
                                Colonial  Funds,  Stein  Roe  Variable
                                Investment Trust.

                                                                   Shares and
                                                                   Percent of
                                                                   Fund
                                                                   Beneficially
Name                  Trustee                                      Owned at
(Age)                 since     Principal Occupation (1) and       February 1,
                                Directorships                      1999 (2)
---------             -------   ----------------------------       ------------

Robert L. Sullivan    1989      Retired    Partner,    KPMG   LLP   --
(71)                            management     consulting    (formerly
                                Management  Consulting,   Saatchi  and
                                Saatchi  Consulting  Ltd.;   Principal      -0-
                                and International  Practice  Director,
                                Management  Consulting,  Peat  Marwick
                                Main & Co.).  Trustee: Colonial Funds.

Anne-Lee Verville     1998      Consultant  (formerly General Manager,
(53)                            Global   Education    Industry,    and
                                President,    Applications   Solutions      -0-
                                Division,  IBM Corporation).  Trustee:
                                Colonial Funds.

*   Mr.  Carberry  is an  "interested  person," as  defined  in the
    Investment          Company  Act of 1940 (1940 Act),  because of his
    affiliation  with  Liberty  Financial  Companies,  Inc.
   (Liberty Financial) (the indirect parent company of the Advisor). Mr. Carberry is the owner of common shares and other securities of Liberty Financial. Mr. Mayer is an "interested person," as defined in the 1940 Act, because of his affiliation with Hambrecht & Quist Incorporated (a registered broker-dealer).
(1)Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(2)On February 1, 1999, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the then outstanding shares of the Fund.

    In this Proxy  Statement,  the  "Colonial  Funds"  means  Colonial  Trust I,
Colonial Trust II, Colonial Trust III, Colonial Trust IV, Colonial Trust V, Colonial Trust VI, Colonial Trust VII, LFC Utilities Trust, Liberty Variable Investment Trust, Colonial High Income Municipal Trust,
Colonial InterMarket Income Trust  I,  Colonial   Intermediate  High  Income
Fund,   Colonial  Investment  Grade  Municipal Trust and Colonial Municipal
Income Trust.

        The following table sets forth certain information about the executive officers of the Fund:

                                                                    Shares and
                                                                    Percent of
                                                                    Fund
                                                                    Beneficially
             Executive                                              Owned at
Name         Officer                                                February 1,
(Age)        Since          Office with Fund; Principal             1999 (4)
                                    Occupation (3)
------      ----------      -----------------------------           ----------

Stephen E. Gibson           President  of the  Fund  and  of the  Colonial
45)           1998          Funds since June, 1998;  Chairman of the Board
                            since July, 1998, Chief Executive  Officer and
                            President since December,  1996, and Director,
                            since  July,  1996  of the  Advisor  (formerly
                            Executive Vice  President  from July,  1996 to  -0-
                            December,  1996);  Director,  Chief  Executive
                            Officer and  President  of COGRA,  LLC (COGRA)
                            since  December,   1998  (formerly   Director,
                            Chief  Executive  Officer and President of The
                            Colonial  Group,  Inc.  (TCG)  from  December,
                            1996 to December,  1998);  Assistant  Chairman
                            of Stein  Roe &  Farnham  Incorporated  (SR&F)
                            since   August,    1998   (formerly   Managing
                            Director of Marketing  of Putnam  Investments,
                            June, 1992 to July, 1996).

  Davey S. Scoon            Vice   President   of  the  Fund  and  of  the
  (52)               1993   Colonial   Funds   since  June,   1993;   Vice
                            President since December,  1998 of LAMCO Trust
                            I; Executive Vice President  since July,  1993
                            and  Director   since   March,   1985  of  the  -0-
                            Advisor;  Executive  Vice  President and Chief
                            Operating  Officer  since  December,  1998  of
                            COGRA  (formerly  Executive Vice President and
                            Chief  Operating  Officer from March,  1995 to
                            December,   1998  of  TCG;  Vice  President  -
                            Finance and Administration and Treasurer from November, 1985 to March, 1995; Executive Vice
                            President of SR&F since August, 1998).

  Carl C. Ericson           Vice President of the Fund since February,
  (55)               1989   1989; Senior Vice President, Director and
                            Manager of the Taxable Fixed Income Group of    -0-
                            the Advisor (since March, 1996 formerly Vice
                            President of the Advisor from January, 1992 to March, 1996).

                                                                   Shares and
                                                                   Percent of
                                                                   Fund
             Executive                                             Beneficially
Name         Officer                                               Owned at
(Age)        Since           Office with Fund; Principal           February 1,
                                    Occupation (3)                 1999 (4)
-------      ---------       -----------------------------         ------------


  Timothy J. Jacoby         Treasurer and Chief  Financial  Officer of the
  (46)              1996    Fund and of the Colonial  Funds since October,
                            1996    (formerly    Controller    and   Chief
                            Accounting  Officer  from  October,   1997  to
                            February,  1998);  Treasurer  since  December,
                            1998 of LAMCO Trust I;  Senior Vice  President  -0-
                            since  September,  1996 of the  Advisor;  Vice
                            President,   Chief   Financial   Officer   and
                            Treasurer  since   December,   1998  of  COGRA
                            (formerly  Vice  President,   Chief  Financial
                            Officer  and  Treasurer  from  July,  1997  to
                            December,  1998 of TCG); Senior Vice President
                            since August,  1998 of SR&F  (formerly  Senior
                            Vice   President,   Fidelity   Accounting  and
                            Custody  Services  from  September,   1993  to
                            September, 1996).

  J. Kevin Connaughton      Controller  and Chief  Accounting  Officer  of
  (34)              1998    the  Fund  and of  the  Colonial  Funds  since
                            February,  1998;  Controller  since  December,
                            1998 of LAMCO Trust I; Vice  President  of the  -0-
                            Advisor since February,  1998 (formerly Senior
                            Tax  Manager,  Coopers  &  Lybrand,  LLP  from
                            April, 1996 to January,  1998; Vice President,
                            440   Financial   Group/First   Data  Investor
                            Services  Group  from  March,  1994 to  April,
                            1996).

                                                                    Shares and
                                                                    Percent of
                                                                    Fund
             Executive                                              Beneficially
Name         Officer                                                Owned at
(Age)        Since          Office with Fund; Principal             February 1,
                              Occupation (3)                        1999 (4)
------       -------         ----------------------------           -----------

Nancy L. Conlin             Secretary  of the  Fund  and  of the  Colonial
(45)              1998      Funds since April,  1998  (formerly  Assistant
                            Secretary  from  July,  1994 to April,  1998);
                            Director,   Senior  Vice  President,   General
                            Counsel,  Clerk and  Secretary  of the Advisor
                            since April,  1998 (formerly  Vice  President,
                            Counsel,  Assistant  Secretary  and  Assistant  -0-
                            Clerk from July,  1994 to April,  1998);  Vice
                            President - Legal, General Counsel,  Secretary
                            and  Clerk  of  COGRA  since  December,   1998
                            (formerly  Vice  President -  Legal,  General
                            Counsel,  Secretary  and  Clerk  of  TCG  from
                            April,  1998  to  December,   1998;  Assistant
                            Clerk  from  July,   1994  to  April,   1998);
                            (formerly  Partner  of  Mintz,   Levin,  Cohn,
                            Ferris,  Glovsky and Popeo from June,  1990 to
                            June, 1994).


(3) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(4) As of record on February 1, 1999, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the then outstanding shares of the Fund.

                   Trustees' Compensation, Meetings and Committees

A.       Trustees' Compensation.

         For the fiscal  year ended  October  31,  1998 and the  calendar year ended December 31, 1998, the Trustees  received the following compensation  for serving as Trustees (5):
                                                         Total Compensation from
                                                         the Fund Complex Paid
                        Aggregate Compensation from      to the Trustees for the
                        the Fund for the Fiscal Year     Calendar Year Ended
Trustee                 Ended October 31, 1998           December 31, 1998 (6)
--------                ----------------------------     ----------------------

Robert J. Birnbaum (7)           $ 1,211                    $ 99,429
Tom Bleasdale (7)                  1,276 (8)                 115,000 (9)
John V. Carberry (10)(11)            N/A                         N/A
Lora S. Collins (7)                1,188                      97,429

                                                         Total Compensation from
                                                         the Fund Complex Paid
                        Aggregate Compensation from      to the Trustees for the
                        the Fund for the Fiscal Year     Calendar Year Ended
Trustee                 Ended October 31, 1998           December 31, 1998 (6)
--------                ----------------------------     ----------------------

James E. Grinnell (7)             $1,256(12)                $103,071
William D. Ireland, Jr. (13)         518                      35,333
Richard W. Lowry (7)               1,195                      98,214
Salvatore Macera (14)                ---                      25,250
William E. Mayer (7)               1,242                      99,286
James L. Moody, Jr. (7)            1,289 (15)                105,857 (16)
John J. Neuhauser (7)              1,285                     105,323
George L. Shinn (13)                 477                      31,334
Thomas E. Stitzel (14)               ---                      25,250
Robert L. Sullivan (7)             1,285                     104,100
Anne-Lee Verville (7)(10)            897 (17)                 23,445 (18)
Sinclair Weeks, Jr. (13)             507                      34,333

(5) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(6) At December 31, 1998, the Fund Complex consisted of 56 open-end management investment portfolios and 5 closed-end management investment portfolios.
(7)      Elected  by the  shareholders  of  Liberty  Variable  Investment
         Trust  on October 30, 1998.
(8)      Includes $635 payable in later years as deferred compensation.
(9)      Includes $52,000 payable in later years as deferred compensation.
(10) Elected by the trustees of the closed-end Colonial Funds on June 18, 1998 and by the shareholders of the open-end Colonial Funds on October 30, 1998.
(11) Does not receive compensation because he is an affiliated Trustee and employee of Liberty Financial.
(12)     Includes $10 payable in later years as deferred compensation.
(13)     Retired as a trustee of the Fund on April 24, 1998.
(14) Elected by the shareholders of the open-end Colonial funds on October 30, 1998, and by the trustees of the closed-end Colonial Funds on December 17, 1998.
(15) Total compensation of $1,289 for the fiscal year ended October 31, 1998, will be payable in later years as deferred compensation.
(16)     Total  compensation  of $105,857 for the calendar  year ended
         December 31, 1998, will be payable in later years as deferred compensation.
(17) Total compensation of $897 for the fiscal year ended October 31, 1998, will be payable in later years as deferred compensation.
(18)     Total  compensation  of $23,445 for the  calendar  year ended
         December 31, 1998, will be payable in later years as deferred compensation.

         For the calendar year ended December 31, 1998, certain of the Trustees received the following compensation in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and of the Liberty All-Star Growth Fund, Inc. (together, Liberty All-Star Funds)(19):

                                   Total Compensation from the
                             Liberty All-Star Funds for the Calendar
Trustee                         Year Ended December 31, 1998 (20)
---------                    -----------------------------------------

Robert J. Birnbaum                       $25,000
John V. Carberry (21)(22)                    N/A
James E. Grinnell                         25,000
Richard W. Lowry                          25,000
William E. Mayer (23)                     14,000
John J. Neuhauser (24)                    25,000

(19) The Funds do not currently provide pension or retirement plan benefits to the Trustees.
(20) The Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).
(21) Does not receive compensation because he is an affiliated Trustee and employee of Liberty Financial.
(22) Elected by the trustees/directors of the Liberty All-Star Funds on June 30, 1998.
(23) Elected by the shareholders of the Liberty All-Star Equity Fund on April 22, 1998, and by the trustees of the Liberty All-Star Growth Fund, Inc. on December 17, 1998.
(24)      Elected by the  shareholders  of the Liberty  All-Star  Funds on April
          22, 1998.

B.       Meetings and Committees.

         During the fiscal year ended October 31, 1998, the Board of Trustees held six meetings.

         The Audit Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Grinnell, Lowry, Moody and Sullivan, all of whom are non-interested Trustees, met two times during the Fund's fiscal year ended October 31, 1998. The Audit Committee recommends to the Board of Trustees the independen accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and internal accounting procedures and considers the independence of the independent accountants, the range of their audit services and their fees.

         The Compensation Committee of the Colonial Funds, consisting of Ms. Collins and Messrs. Birnbaum, Grinnell and Neuhauser, all of whom are non-interested Trustees, met one time during the Fund's fiscal year ended October 31, 1998. The Compensation Committee reviews compensation of the Board of Trustees.

         The Governance Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Lowry, Mayer, Moody and Sullivan (Mr. Mayer being the only interested member), met five times during the Fund's fiscal year ended October 31, 1998. The Governance Committee, in its sole discretion, recommends to the Trustees, among other things, nominees for Trustee and for appointments to various committees. The Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the Fund.

         During the Fund's fiscal year ended October 31, 1998, each of the current Trustees attended more than 75% of the combined total of the meetings of the Board of Trustees and the meetings of the committees of which such Trustee is a member.

         If any nominee listed above becomes unavailable for election, the enclosed proxy may be voted for a substitute candidate in the discretion of the proxy holder(s).

                             Description of the Advisor

         The Advisor is a wholly-owned subsidiary of COGRA, which in turn is an indirect majority-owned subsidiary of Liberty Financial. Liberty Financial is an indirect majority-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. Its principal executive offices are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a Massachusetts-chartered mutual property and casualty insurance company. The principal business activities of Liberty Mutual's subsidiaries other than Liberty Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. Liberty Mutual's principal executive offices are located at 175 Berkeley Street, Boston, Massachusetts 02117.

                                    REQUIRED VOTE

         A plurality of the votes cast at the Meetings, if a quorum is represented, is required for the election of each Trustee.

2.    TO RATIFY THE SELECTION OF THE INDEPENDENT ACCOUNTANTS.

         PricewaterhouseCoopers LLP was selected as independent accountants for the Fund for the Fund's fiscal year ending October 31, 1999 by unanimous vote of the Board of Trustees, subject to ratification or rejection by the shareholders. Neither PricewaterhouseCoopers LLP nor any of its partners has any direct or material indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP will be available at the Meeting, if requested by a shareholder in writing at least five days before the Meeting, to respond to appropriate questions and make a statement
(if the representative desires).

                                    REQUIRED VOTE

         Ratification requires the affirmative vote of a majority of the shares of the Fund voted at the Meeting.

3.    OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY.

         As of the date of this Proxy Statement, only the business mentioned in Items 1 and 2 of the Notice of the Meeting is contemplated to be presented.
If any procedural or other matters properly come before the Meeting, the enclosed proxy shall be voted in accordance with the best judgment of the proxy holder(s).

         If a quorum of shareholders (a majority of the shares entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, if sufficient votes in favor of the Items set forth in the Notice of the Meeting are not received by April 28, 1999, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than ninety days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be
adjourned.   The persons named as proxies will vote in favor of such
adjournment those proxies which they are entitled to vote in favor of the Items set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any of such Items.

             Compliance with Section 16(a) of the Securities Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended, and
Section 30(f) of the 1940 Act, as amended, require the Fund's Board of Trustees and executive officers, persons who own more than ten percent of the Fund's equity securities, the Fund's investment advisor and affiliated persons of the Fund's investment advisor (Section 16 reporting persons), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Fund's shares and to furnish the Fund with copies of all Section 16(a) forms they file.
Based solely upon a review of copies of such reports furnished to the Fund, and on representations that no other reports were required during the fiscal year ended October 31, 1998, the Section 16 reporting persons complied with all
Section 16(a) filings applicable to them.

                      Date for Receipt of Shareholder Proposals

         Proposals of shareholders which are intended to be considered for inclusion in the Fund's proxy statement relating to the 2000 Annual Meeting of Shareholders of the Fund must be received by the Fund at One Financial Center, Boston, Massachusetts 02111 on or before November 26, 1999.

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

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
                                     PROXY

                     COLONIAL INTERMEDIATE HIGH INCOME FUND
               This Proxy is Solicited on Behalf of the Trustees


         The undersigned  shareholder  hereby appoints William J. Ballou,  Suzan
M. Barron, Nancy L. Conlin, Stephen E. Gibson Timothy J. Jacoby and Davey S. Scoon and each of them, proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Intermediate High Income Fund, to be held at Boston, Massachusetts, on Wednesday, April 28, 1999 and at any adjournments, as follows on the reverse side:

                    CONTINUED AND TO BE SIGNED ON REVERSE SIDE
/SEE REVERSE SIDE/                                           /SEE REVERSE SIDE/


/X/  Please mark votes as in this example.

This proxy when properly executed will be voted in the manner directed herein and, absent direction, will be voted FOR Items 1 and 2 listed below.

1.  ELECTION OF SEVEN TRUSTEES.  (Item 1 of the Notice)

Nominees:  Tom Bleasdale, John V. Carberry, Lora S. Collins, Salvatore Macera,
           John J. Neuhauser, Thomas E. Stitzel, Anne-Lee Verville

/    /  FOR ALL NOMINEES         /    /  WITHHELD FROM ALL NOMINEES

/   /  For all nominees except as noted above

2. PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS.
(Item 2 of the Notice)
       /   /    FOR        /   /    AGAINST          /   /    ABSTAIN

3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT /    /

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                        Please  sign  exactly  as  name(s)   appear(s)  hereon.
                        Joint owners should sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                        Signature------------------- Date------------------

                        Signature------------------- Date------------------